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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 1, 1999



                             KNOLOGY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      333-43339                58-2203141
----------------------------         ------------            ------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                  1241 O.G. SKINNER DRIVE, WEST POINT, GA 31833
                  ---------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (706) 645-8553
                                                           --------------




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ITEM 5.  OTHER EVENTS.

         On June 1, 1999, KNOLOGY Holdings, Inc. (the "Company") issued a press release announcing the resignation of William E. Morrow as its Chief Executive Officer and the assumption by Rodger L. Johnson, who serves as the Company's President and Chief Operating Officer, of the responsibilities of the Chief Executive Officer. Mr. Morrow will continue to be associated with the Company in a consulting capacity. Enclosed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is the text of the June 1, 1999 press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



(c)  Exhibits.


     99.1 Press release issued by KNOLOGY dated June 1, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KNOLOGY HOLDINGS, INC.



                                   /s/ Chad Wachter
                                   ---------------------------------------------
                                   Chad Wachter
                                   Vice President, General Counsel and Secretary



Date: June 2, 1999




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            EXHIBIT
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

99.1              Press release issued by KNOLOGY dated June 1, 1999.